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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 9, 2007

                           Critical Therapeutics, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-50767                04-3523569
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


 60 Westview Street, Lexington, Massachusetts                      02421
   (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item  2.02.     Results of Operations and Financial Condition.

On January 9, 2007, Critical Therapeutics, Inc. (the "Company") announced expected revenue from ZYFLO sales, net cash expenditures and operating results for the fourth quarter of 2006 based on preliminary data. The Company also reported an anticipated change in revenue recognition policy for ZYFLO sales beginning in the first quarter of 2007. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall be deemed incorporated by reference in any registration statement previously or subsequently filed by the Company under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included or incorporated by reference into such registration statement.

Item 9.01.      Financial Statements and Exhibits.

            (d) Exhibits.

                See Exhibit Index attached hereto.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 9, 2007                CRITICAL THERAPEUTICS, INC.

                                      By:   /s/ Frank E. Thomas
                                           -------------------------------------
                                           Frank E. Thomas
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.          Description
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99.1                 Press release dated January 9, 2007